UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 11, 2018

VMWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33622	94-3292913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3401 Hillview Avenue, Palo Alto, CA	94304
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (650) 427-5000

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period forcomplying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On December 11, 2018, VMware Inc. (“VMware”) issued a press release announcing that December 27, 2018 had been set as the record date (the “Record Date”) for VMware’s $11 billion, conditional one-time special dividend payable pro-rata to all VMware stockholders (the “Special Dividend”) as of the close of business on the Record Date, and containing certain other information regarding the Special Dividend, including its expected tax treatment. Payment of the Special Dividend, which VMware previously announced on July 2, 2018, remains subject to the conditions described in VMware’s Current Reports on Form 8-K filed with the SEC on July 2, 2018, and November 15, 2018. It is currently expected that the payment date for the Special Dividend will be December 28, 2018.

A copy of the press release is furnished as exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of VMware, Inc. dated December 11, 2018

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on VMware’s current expectations, including, among other things, statements regarding VMware’s Special Dividend, including its record date and payment date, the tax treatment of the Special Dividend and the specific percentage of the Special Dividend that will be treated as a return on capital or capital gain, the expected completion of the Dell exchange transaction and the satisfaction of conditions to payment of the Special Dividend. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (i) VMware’s ability to pay the Special Dividend, (ii) the satisfaction of conditions to the Special Dividend payment, including the timely satisfaction of conditions to the consummation of the Dell exchange transaction, including any financing condition, (iii) adverse changes in general economic, capital markets or other market conditions; (iv) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into the virtualization software and cloud, end user and mobile computing industries, and new product and marketing initiatives by VMware’s competitors; (v) VMware’s relationship with Dell and Dell’s ability to control matters requiring stockholder approval, including the election of VMware’s board members and matters relating to Dell’s investment in VMware; (vi) tabulation of VMware’s financial results for FY19; and (vii) other factors relating to the final calculation of the portion of the Special Dividend taxable as a dividend or as a return of capital or capital gain including calculations of the impact on VMware as a member of a consolidated tax group with Dell. These forward-looking statements are made as of the date of this Current Report on Form 8-K, are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including VMware’s most recent reports on Form 10-K and Form 10-Q and Current Reports on Form 8-K that we have filed and may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2018

VMware, Inc.

By:	/s/ Craig Norris
Craig Norris
Vice President and Assistant Secretary